UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2022

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10800 Galaxie Avenue Ferndale, MI 48220
(Address of principal executive offices)

(877) 787-6268
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms the “Company,” “our,” or “we” refer to Artificial Intelligence Technology Solutions Inc. and its subsidiaries.

ITEM 8.01. OTHER EVENTS

On December 7, 2022, at 4:30 PM, Eastern Time, we will be conducting an Investor Open House and Technology Reveal, which will be available for viewing at AITX’s YouTube channel www.youtube.com/aitxrad (or thereafter at any time).

Attached hereto ( Exhibit 99.1) is a press release regarding the event.

ITEM 9.01. EXHIBITS

Exhibit No.	Description

99.1	December 5, 2022 Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2022	ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

/s/ Steven Reinharz
	Name:	Steven Reinharz
	Title:	Chief Executive Officer